Income Taxes - Schedule of Significant Components of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Non-current deferred tax assets:
Accruals and others	¥ 6,954	$ 953	¥ 7,246
Net operating loss carry forwards	277,353	37,997	403,448
Carryforwards of deductible advertising expenses	10,648	1,459	10,617
Impairment of non-financial assets	8,407	1,152	4,496
Remeasurement and impairment of long-term investments	6,595	903	3,699
Allowance for credit losses	233,038	31,926	242,704
Subtotal	542,995	74,390	672,210
Less: valuation allowance	(542,995)	(74,390)	(672,210)	$ (92,092)	¥ (757,126)	¥ (939,621)
Total non-current deferred tax assets, net	0	0	0
Non-current deferred tax liabilities:
Recognition of intangible assets arising from business combination	(5,151)	(706)	(6,027)
Total non-current deferred tax liabilities, net	¥ (5,151)	$ (706)	¥ (6,027)